Exhibit 10.16

TIB - THE INDEPENDENT BANKERSBANK

GUARANTY AGREEMENT

[TECTONIC ADVISORS, LLC]

(Loan No. 92993)

For and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to the undersigned (“Guarantor”), the receipt and sufficiency of which consideration are hereby acknowledged, and for the purpose of enabling TECTONIC MERGER SUB, INC. and T BANCSHARES, INC. (together, the “Borrower”), to borrow certain funds from TIB - THE INDEPENDENT BANKERSBANK (“Holder”), and recognizing that Guarantor has benefitted or shall benefit, directly or indirectly, from the making of such loan from Holder to Borrower, that such loan is in the best interest of Guarantor, and that but for this Guaranty such loan would not be made by Holder to Borrower and the funds advanced thereunder, Guarantor hereby absolutely and unconditionally guarantees to Holder the prompt payment at maturity and the prompt performance when due of the following (individually, an “Obligation” and collectively, the “Obligations”): (i) all indebtedness and obligations of any kind of Borrower to Holder now outstanding or owing or which may hereafter be executed or incurred between Borrower and Holder including, without limitation, all indebtedness and obligations arising out of that certain Promissory Note dated of even date herewith, made by Borrower, payable to the order of Holder in the stated principal sum of $12,000,000.00 (the “Note”), including all principal, interest, charges and attorneys’ fees which may be or become due and owing on or under or in connection with the Note, and all renewals, rearrangements, extensions, modifications and consolidations thereof and of any part thereof and any sums due to or to become due pursuant to any instrument which secures the payment of the Note; (ii) all of the covenants, agreements and other obligations in all instruments securing the payment of the Obligations; and (iii) all costs, attorneys’ fees and expenses incurred or expended by Holder in collecting any of the Obligations or due to any default in the performance of the Obligations or in enforcing any right granted hereunder. Guarantor’s obligations hereunder shall further be subject to the terms and conditions hereinafter set forth.

1.         Primary Liability. Guarantor shall be liable as a primary obligor for the payment and performance of the Obligations.

2.         Payment. In each event whenever any of the Obligations shall become due and remain unpaid (howsoever the maturity thereof may have occurred), Guarantor will, on demand, pay the amount due thereon to Holder. All amounts becoming payable by Guarantor to Holder under this Guaranty shall be payable at Holder’s offices in Farmers Branch, Texas or such other place as Holder may from time to time designate. The payment by Guarantor of any amount pursuant to this Guaranty shall not in anywise entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations or any proceeds thereof, or any security or collateral therefor, unless and until the full amount owing to Holder on the Obligations has been fully paid, but when the same has been fully paid, Guarantor shall be subrogated as to any payments made by it to the rights of Holder as against Borrower and/or any endorsers, sureties or other guarantors of the Obligations and to Holder’s security or collateral therefor.

3.         Waiver of Notice. Guarantor specifically waives any notice of acceptance of this Guaranty by Holder and of the creation, advancement, existence, extension, renewal, modification, consolidation, or rearrangement from time to time of the Obligations, or increase from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Obligations, or any part thereof. Guarantor additionally waives grace, demand, protest, presentment and notice of demand, protest, presentment and dishonor with respect to the Obligations, notice of intent to accelerate, notice of acceleration and notice of disposition of collateral and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time, or any other indulgence may be granted with respect thereto by Holder at its will or as may be agreed by Borrower without notice to or further consent by Guarantor, at any time or times.

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4.         Rights of Holder.

a.         Guarantor agrees that no release of Borrower, any co-guarantor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof shall in any manner impair, diminish or affect the liability of Guarantor or the rights of Holder hereunder, it being recognized, acknowledged, and agreed by Guarantor that Guarantor may be required to pay the Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Obligations, or that Holder will look to other parties to perform the Obligations.

b.         Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that Holder mitigate damages, or file suit or proceed to obtain or assert a claim for personal judgment against Borrower for the Obligations from Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Obligations, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Obligations, or make any effort at collection of the Obligations from any such other party or exercise or assert any other right or remedy to which Holder is or may be entitled in connection with the Obligations or any security or collateral or other guaranty therefor, or assert or file any claim against the assets or estate of Borrower or any other guarantor or other person liable for the Obligations, or any party thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment of the Obligations by Guarantor hereunder, or at any time thereafter.

c.         If any or all of the Obligations are now or hereafter secured in whole or in part, Guarantor agrees that Holder may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by Guarantor, and without in anywise impairing, diminishing or releasing the liability of Guarantor hereunder.

d.         The taking or accepting by Holder of any other security, collateral, guaranty, or other assurance of payment for all or any part of the Obligations shall not affect, reduce, impair or release Guarantor’s liability under this Guaranty.

e.         No delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security or collateral therefor (including without limitation the failure of Holder to perfect a security interest therein) or guaranty thereof or under this Guaranty shall in any manner impair, diminish or affect the liability of Guarantor or the rights of Holder hereunder. Guarantor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by Holder as security for the Obligations, or any part thereof, and agrees that Holder shall have no duty insofar as Guarantor is concerned to apply to or upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of Holder, except in accordance with the Note and the documents securing it.

f.         Guarantor’s liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Obligations, or any part thereof; or increase in the principal amount thereof; or increase or reduction of the rate of interest thereon.

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g.         Guarantor waives all defenses given to sureties or guarantors at law or in equity other than actual payment of the indebtedness, and performance of the actions, constituting the Obligations. Guarantor absolutely and unconditionally covenants and agrees that if all or any part of the Obligations (or any instrument or agreement made or executed in connection therewith), or Borrower’s liability for the Obligations, is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Obligations is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of Borrower, or any instrument evidencing any of the Obligations is forged or otherwise irregular); then in any such case Guarantor shall pay and perform the Obligations as herein provided and that no such occurrence shall in any way diminish or otherwise affect Guarantor’s obligations hereunder.

h.          Guarantor agrees, to the full extent it may legally do so, that suit may be brought against Guarantor with or without making Borrower a party to such suit (as Holder may elect).

i.           If the maturity of any Obligation is accelerated by bankruptcy or otherwise, then Guarantor’s liability for such Obligation under the terms of this Guaranty Agreement shall also be deemed accelerated and immediately due and owing without demand or notice to Guarantor. Guarantor shall, forthwith upon notice from Holder, pay to Holder the amount due and unpaid and guaranteed hereby. The failure of Holder to give this notice shall not in any way release Guarantor hereunder.

j.           The fact that any collateral, security interest, or lien contemplated or intended to be given, created, or granted as security for the repayment of the Obligations is not properly perfected or created, or proves to be unenforceable or subordinate to any other security interest or lien, shall not affect, reduce, impair or release Guarantor’s liability hereunder, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the collateral for the Obligations.

k.          Guarantor waives any and all suretyship defenses with respect to material alteration of any agreement between Borrower and Holder.

I.          Guarantor’s liability hereunder shall not be affected, reduced, impaired or released by any other action taken or omitted to be taken by Holder with respect to any Security Agreement, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Obligations pursuant to the terms hereof.

5.        Holder’s Expenses. If Guarantor fails to pay the Obligations after notice from Holder of Borrower’s failure to pay any Obligation at maturity, and if Holder obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership, or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, then Guarantor shall pay to Holder all court costs and Holder’s reasonable attorneys’ fees.

6.        Change in Composition. Should the status, composition, structure or name of Borrower change, including, but not limited to, by reason of a merger, dissolution, consolidation, reorganization, or lack of power of Borrower or any party at any time liable for payment of all or part of the Obligations, this Guaranty shall continue and also cover the Obligations of Borrower under the new status, composition structure or name according to the terms hereof. If Borrower is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom by, or termination of any ownership interest therein owned by, any general or limited partner of such partnership shall alter, limit or modify Guarantor’s obligations set forth in this Guaranty or otherwise affect this Guaranty in any manner whatsoever, all of which obligations of Guarantor shall remain in effect as herein written.

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7.         Liability in the Event of Preference. In the event any payment of Borrower to Holder is held to constitute a preference under the bankruptcy laws, such payment by Borrower to Holder shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Holder upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

8.         Joint and Several Liability. Unless the context clearly indicates otherwise, “Guarantor” shall mean the guarantor hereunder, or any of them, if more than one. The obligations of said guarantors hereunder, if more than one, shall be joint and several. Further, if there is more than one guarantor and they are executing multiple guaranties, Guarantor’s liability shall be joint and several with such other guarantors. Suit may be brought against said guarantors, jointly and severally, and against any one or more of them, or less than all, without impairing the rights of Holder against the others of said guarantors; and Holder may compromise with any one of said guarantors for such sums or sum as it may see fit and release such of said guarantors from all further liability to Holder for such indebtedness without impairing the right of Holder to demand and collect the balance of such indebtedness from others of said guarantors not so released; but it is agreed among said guarantors themselves, however, that such compromising and release shall not impair the rights and obligations of said guarantors as among themselves.

9.         No Duty of Good Faith or Special Relationship. Guarantor acknowledges that Holder has no duty of good faith either to Borrower or Guarantor, and acknowledges that no special relationship, such as a fiduciary or trust relationship exists, between Holder and either of Borrower or Guarantor. Guarantor agrees that no such duty of good faith shall arise, and no such special relationship shall exist, unless pursuant to, and only to the extent set forth in, a written agreement that is signed by Holder and that expressly creates such duty of good faith or such special relationship.

10.       Subrogation and Contribution. Until the Obligations are paid in full, Guarantor hereby waives and releases any and all rights of subrogation that Guarantor may have against Borrower, rights of contribution that Guarantor may have against any other guarantor of, or other person secondarily liable for the payment or performance of, any of the Obligations, or rights of reimbursement that Guarantor may have as against Borrower and agrees that any monies received by Guarantor under such rights in a bankruptcy of the Borrower shall be held in trust for, and immediately delivered to, Holder.

11.       Assignment. This Guaranty is intended for and shall insure to the benefit of Holder and each and every other person who shall from time to time be or become the owner of holder of any of the Obligations, and each and every reference herein to “Holder” shall also include and refer to each and every successor or assignee of Holder at any time holding or owning any part of or interest in any part of the Obligations. This Guaranty shall be transferable by Holder, it being understood and stipulated that upon the assignment or transfer by Holder of any of the Obligations (or any part thereof or interest therein thus transferred or assigned by Holder), such transferee shall also, unless provided otherwise by Holder in its assignment, have and may exercise all the rights granted to Holder under this Guaranty to the extent of the part of or interest in the Obligations thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Obligations, or any part thereof, or of the rights of Holder hereunder.

12.       Notice. Any notice or demand to Guarantor hereunder or in connection herewith may be given and shall conclusively be deemed or considered to have been given and received upon the deposit thereof, in writing, in the U.S. Mail, certified, return receipt requested, duly stamped and addressed to Guarantor at the address of Guarantor shown below; but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation for any reason.

13.       Rights of Holder Cumulative. The rights of Holder hereunder are cumulative and shall not be exhausted by its exercise of any of its rights hereunder, under any prior guaranty or otherwise against Guarantor or by any number of successive actions until and unless all indebtedness constituting the Obligations has been paid and all other Obligations have been performed. The existence of this Guaranty shall not in any way diminish or discharge the rights of Holder under any prior guaranty agreement executed by Guarantor.

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14.       Representations and Warranties by Guarantor. In order to induce Holder to make the loan evidenced by the Note, Guarantor represents and warrants to Holder (which representations and warranties will survive the termination and release of the Obligations and any extension of credit thereunder) that:

a.         Guarantor’s guaranty pursuant to this Guaranty Agreement reasonably has benefitted or may be expected to benefit, directly or indirectly, Guarantor.

b.         Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and other Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

c.         Neither Holder nor any other person, corporation, or entity has made any representation, warranty, or statement to Guarantor with regard to Borrower or its financial condition in order to induce Guarantor to execute this Guaranty Agreement.

15.       Governing Law. This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of Texas in all respects.

16.       Entire Agreement. Guarantor acknowledges and agrees that this Guaranty accurately represents and contains the entire agreement between Guarantor and Holder with respect to the subject matter hereof, that Guarantor is not relying, in the execution of this Guaranty, on any representations (whether written or oral) made by or on behalf of Holder except as expressly set forth in this Guaranty, and that any and all prior statements and/or representations made by or on behalf of Holder to Guarantor (whether written or oral) in connection with the subject matter hereof are merged herein. This Guaranty shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by Holder and Guarantor.

17.       Successors or Assigns. This Guaranty shall bind the heirs, personal representatives, successors and assigns of Guarantor and shall inure to the benefit of all transferees, credit participants, assignees, and/or endorsees of Holder, notwithstanding that some or all of the monies owed by Guarantor pursuant to this Guaranty may be actually advanced after any bankruptcy, receivership, reorganization or death of Guarantor.

18.       Interpretation. Headings are provided as a matter of convenience only and are not to be considered in interpreting the meaning of any provisions hereunder. The use of any gender herein shall include the other gender.

19.       Severability. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

20.       Waiver of Certain Laws. Guarantor hereby expressly waives the provisions of: (a) Chapter 43 of the Texas Civil Practice and Remedies Code, and (b) Rule 31 of the Texas Rules of Civil Procedure, to the extent such laws (or any them) are applicable to the Guaranty, or any other agreements or obligations of Guarantor to Holder.

21.       Savings Provision. No provision herein, in the Note, or in any other promissory note, instrument or other loan document executed by Borrower or Guarantor evidencing the Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided in any such promissory note, instrument, or other loan document, the provisions of this paragraph shall govern, and neither Borrower nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law, the intention of the parties being to conform strictly to the usury laws now in force or as may be amended from time to time. All promissory notes, instruments and other loan documents executed by Borrower or Guarantor evidencing the Obligations shall be held subject to reduction to the amount allowed under such usury laws as now or hereafter construed by the courts having jurisdiction. The terms and conditions of this paragraph 21 shall in no manner confer upon Guarantor any right, claim or cause of action against Holder of any nature whatsoever.

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22.      Advice of Counsel. Guarantor acknowledges that Guarantor has had the benefit of the advice of legal counsel of its own choice in connection with the preparation and negotiation of this Guaranty, and has been afforded an opportunity to review this Guaranty with such legal counsel, and that Guarantor fully understands the implications and ramifications of the agreements herein made by Guarantor.

EXECUTED effective as of May 11, 2017.

Guarantor’s Address:	GUARANTOR:

6900 N. Dallas Pkwy, Ste. 500	TECTONIC ADVISORS, LLC
Plano, TX 75024
	By:	Tectonic Services, LLC,
its Manager
	By:	/s/ A. Haag Sherman
A. Haag Sherman, Manager

THE STATE OF TEXAS		§
§
COUNTY OF	Harris	§

This Guaranty Agreement was acknowledged before me on May 11, 2017, by A. HAAG SHERMAN, Manager of Tectonic Services, LLC, the Manager of TECTONIC ADVISORS, LLC, on behalf of said entities.

/s/ Cinda R. Fitzpatrick
Notary Public, State of Texas

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